Third Quarter 2026 Investor Supplement
Product and Go-to-Market Highlights
•Expanded the Fastly for AI portfolio with AI Runtime Control, AI Firewall, and API Security, delivering real-time visibility and granular control to govern, secure, and scale AI apps and agents on our unified platform.
•Partnered with Comcast to integrate Fastly’s software into its nationwide network, giving Xfinity members hyper-local content and application delivery, ultra-low latency streaming, edge AI, and peak-event capacity.
•Recognized as a 2026 Gartner® Peer Insights™ Customers’ Choice for Edge Distribution Platforms, earning the highest overall rating of 4.8 out of 5 and a 95% Willingness to Recommend, reflecting exceptional platform performance and customer support.
•Partnered with Ingram Micro in Singapore, enabling enterprises to build, protect, and scale AI-ready apps and APIs with high performance and cyber resilience.
Customer Highlights
•A digital experience platform provider powering websites, portals, and intranets is integrating Fastly’s delivery, WAF, Bot Management, and DDoS protection into its platform through an MSP partnership, expanding our reach to new customers.
•One of the world’s largest electronics makers chose Fastly to protect privacy for new AI services and deliver more reliable software updates globally.
•A large US restaurant chain replaced its legacy security vendor with Fastly to protect and accelerate online checkout, its top digital revenue stream.
•A global marketplace with tens of millions of members added Fastly delivery, WAF, and Bot Management, improving its security posture and network resiliency, transparency, and control.

Calculations of Key and Other Selected Metrics – Quarterly (unaudited)*
	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Revenue by Product ($ in millions):
Network Services Revenue	$110.1	$113.3	$114.9	$118.8	$130.8	$126.2	$133.9	$138.0
Security Revenue	26.9	26.4	29.3	34.0	35.4	38.8	41.7	44.7
Other Revenue	3.6	4.8	4.5	5.4	6.4	8.0	7.7	7.4
Total Revenue	$140.6	$144.5	$148.7	$158.2	$172.6	$173.0	$183.3	$190.2
Key Metrics:
Multiproduct Adoption(2) two plus	63%	65%	65%	67%	68%	70%	72%	74%
Multiproduct Adoption(2) four plus	11%	13%	14%	19%	24%	27%	30%	34%
Large Customer Count(1)	596	595	622	627	628	634	624	634
Large Customer Revenue %	93%	93%	94%	94%	94%	94%	94%	95%
Top Ten Customer Revenue %	32%	33%	31%	32%	34%	34%	37%	39%
LTM Net Retention Rate (NRR)(4)	102%	100%	104%	106%	110%	113%	117%	119%
Remaining Performance Obligations (RPO)(3)	$227.6	$225.9	$247.1	$268.0	$353.8	$368.7	$340.9	$333.5
Current RPO %(8)	79%	69%	76%	77%	70%	75%	79%	81%
*As a result of displaying amounts in millions, rounding differences may exist in the table above.
Exhibit 99.2
Corporate Highlights
•Appointed Tricia Yankovich as Chief People Officer, adding a strong track record of scaling people systems and high-performance cultures at Five9 and Shield AI to align talent strategy with financial outcomes as we grow.
•Joined DIMPACT as the first edge cloud provider, helping media companies measure and optimize digital carbon footprints in real time and at scale.
Key Financial & Metrics Highlights
•Total revenue of $190.2 million, representing 20% year-over-year growth highlighted by Security revenue at 24% of total revenue and growing 32% year-over-year.
•Generated $40.0 million of operating cash flow compared to $28.9 million in the third quarter of 2025. Generated $25.2 million of positive free cash flow compared to $18.1 million in the third quarter of 2025.
•Multiproduct adoption among large customers1 reached 74% for two or more product suites, up 7 percentage points year-over-year, while adoption of four or more product suites surged to 34%, up 15 percentage points year-over-year.2
•Remaining Performance Obligations (RPO)3 were $334 million, up 24% from $268 million in the third quarter of 2025.
•Last 12-month net retention rate (LTM NRR)4 increased to 119% in the third quarter from 117% in the second quarter of 2026.
Fourth Quarter and Full Year 2026 Guidance

	Q4 2026	Full Year 2026
Total Revenue (millions)	$198.0 - $202.0	$744.0 - $748.0
Non-GAAP Income from Operations (millions)(5)	$30.0 - $34.0	$107.0 - $111.0
Non-GAAP Net Income per share(5)(6)(7)	$0.16 - $0.18	$0.61 - $0.63

Fastly Q3 2026 Earnings Investor Supplement (11/4/2026)                    Page 1

Key Metrics
1.Our large customers are defined as those with annualized current quarter revenue in excess of $100,000. This is calculated by taking the revenue for each customer within the quarter and multiplying it by four.
2.Multiproduct adoption rates are calculated by taking the total number of large customers with two or more and four or more product suites, respectively, divided by the total number of large customers. A product suite is considered adopted when revenue for the entire product suite at any point in the current quarter is not equal to $0. Our large customers are defined as those with annualized current quarter revenue in excess of $100,000, as described in footnote 1.
3.Remaining Performance Obligations include future committed revenue for periods within current contracts with customers, as well as deferred revenue arising from consideration invoiced for which the related performance obligations have not been satisfied. During the third quarter of 2025, we identified an error in RPO calculations from certain contracts with a termination-for-convenience clause. We recast the presentation of RPO for all prior periods presented to reflect the correction of this error.
4.We calculate LTM Net Retention Rate by dividing the total customer revenue for the prior twelve-month period (“prior 12-month period”) ending at the beginning of the last twelve-month period (“LTM period”) minus revenue contraction due to billing decreases or customer churn, plus revenue expansion due to billing increases during the LTM period from the same customers by the total prior 12-month period revenue. We believe the LTM Net Retention Rate is supplemental as it removes some of the volatility that is inherent in a usage-based business model.
5.For a reconciliation of non-GAAP financial measures to their corresponding GAAP measures, please refer to the reconciliation table at the end of this supplement. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future and cannot be reasonably determined or predicted at this time, including stock-based compensation expense and related employer payroll taxes, shareholder litigation related expenses, impairment expense, and other items, although it is important to note that these factors could be material to Fastly’s future GAAP financial results.
6.Assumes weighted average diluted shares outstanding of 184.1 million in Q4 2026 and 180.7 million for the full year 2026.
7.Non-GAAP net income per share is calculated as Non-GAAP net income divided by weighted average diluted shares for 2026.
8.Current RPO % is calculated as RPO expected to be recognized over the next 12 months divided by total RPO.

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Forward-Looking Statements

This investor supplement contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, statements regarding our future financial and operating performance and shareholder returns, including our outlook and guidance; our ability to acquire new customers, expand cross-sell opportunities, and grow market share; our ability to enrich our revenue mix with platform enhancements; the performance of our existing and new platform enhancements; our partnerships and collaborations, and any anticipated benefits or capabilities resulting from them; the performance and capabilities of, and expectations regarding customer experiences with, our products and solutions, including AI Runtime Control, AI Firewall, and API Security; our ability to align talent strategy with financial outcomes as we grow; and our strategies, platform, and business plans. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Important factors that could cause our actual results to differ materially are detailed from time to time in the reports Fastly files with the Securities and Exchange Commission (“SEC”), including those more fully described in Fastly's Annual Report on Form 10-K for the year ended December 31, 2025. Additional information will also be set forth in Fastly’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, and other filings and reports that Fastly may file from time to time with the SEC. Copies of reports filed with the SEC are posted on Fastly’s website and are available from Fastly without charge.
Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP (loss) income from operations, non-GAAP net (loss) income, non-GAAP basic and diluted net (loss) income per common share, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, free cash flow and adjusted EBITDA. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP (loss) income from operations, non-GAAP net (loss) income and non-GAAP basic and diluted net income (loss) per common share, non-GAAP research and development, non-GAAP sales and marketing, and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense and related employer payroll taxes, amortization of capitalized stock-based compensation - cost of revenue, amortization of acquired intangible assets, executive transition costs, net gain on extinguishment of debt, impairment expense, shareholder litigation related expenses, gain on modification of lease, and amortization of debt discount and issuance costs.
Adjusted EBITDA: excludes stock-based compensation expense and related employer payroll taxes, amortization of capitalized stock-based compensation - cost of revenue, gain on modification of lease, depreciation and other amortization expenses, amortization of acquired intangible assets, net gain on extinguishment of debt, impairment expense, executive transition costs, shareholder litigation related expenses, interest income, interest expense, including amortization of debt discount and issuance costs, other expense (income), net, and income taxes.
Amortization of Acquired Intangible Assets: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases and acquisitions. Management considers its operating results without this activity when evaluating its ongoing non-GAAP performance and its adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and acquisitions and may not be reflective of our core business, ongoing operating results, or future outlook.
Amortization of Debt Discount and Issuance Costs: consists primarily of amortization expense related to our debt obligations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net (loss) income performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results, or future outlook. These are included in our total interest expense.
Capital Expenditures: consists of cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
Depreciation and Other Amortization Expense: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases. Management considers its operating results without this activity when evaluating its
Fastly Q3 2026 Earnings Investor Supplement (11/4/2026)                    Page 3

ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and may not be reflective of our core business, ongoing operating results, or future outlook.
Executive Transition Costs: consists of non-recurring cash charges recognized with respect to changes in our executives' employment status. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net (loss) income performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results, or future outlook.
Free Cash Flow: calculated as net cash provided by operating activities less purchases of property and equipment, net of proceeds from sale of property and equipment, principal payments of finance lease liabilities, and capitalized internal-use software costs. Management specifically identifies adjusting items in the reconciliation of GAAP to non-GAAP financial measures. Management considers non-GAAP free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can possibly be used for investing in Fastly's business and strengthening its balance sheet, but it is not intended to represent the residual cash flow available for discretionary expenditures. The presentation of non-GAAP free cash flow is also not meant to be considered in isolation or as an alternative to cash flows from operating activities as a measure of liquidity.
Gain on Modification of Lease: consists of a non-recurring non-cash gain recognized with respect to the modification of our leases. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net (loss) income performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results, or future outlook.
Impairment Expense: consists of charges related to our long-lived assets. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net (loss) income performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Income Tax Expense (Benefit): consists primarily of expense (benefit) recognized related to state and foreign income taxes. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Expense: consists primarily of interest expense related to our debt instruments, including amortization of debt discount and issuance costs. Management considers its operating results without this activity when evaluating its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Income: consists primarily of interest income related to our marketable securities. Management considers its operating results without this activity when evaluating its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Net Gain on Extinguishment of Debt: relates to net gain on the partial repurchase of our outstanding convertible debt. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net (loss) income performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Other (Expense) Income, Net: consists primarily of foreign currency transaction gains and losses. Management considers its operating results without this activity when evaluating its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Shareholder Litigation Related Expenses: consists of legal costs incurred in connection with a shareholder litigation matter that is outside the ordinary course of business. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net (loss) income performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results, or future outlook.
Stock-Based Compensation Expense and Related Employer Payroll Taxes: consists of expenses for stock options, restricted stock units, performance awards and other shares issued under our equity incentive plans or our Employee Stock Purchase Plan ("ESPP"), as applicable, and the related employer payroll taxes. Although stock-based compensation and its related employer payroll taxes are expenses for the Company, management considers its operating results without this activity when evaluating its ongoing non-GAAP net (loss) income performance and its adjusted EBITDA performance, primarily because they are expenses not believed by management to be reflective of our core business, ongoing operating results, or future outlook. In addition, the value of some stock-based instruments is determined using formulas that incorporate variables, such as market volatility, that are beyond our control.
Amortization of Capitalized Stock-Based Compensation - Cost of Revenue: in order to reflect the performance of our core business, ongoing operating results, or future outlook, and to be consistent with the way many investors evaluate our performance and compare our operating results to peer companies, similar to stock-based compensation, management considers it appropriate to exclude amortization of capitalized stock-based compensation from our non-GAAP financial measures.
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Management believes these non-GAAP financial measures and adjusted EBITDA serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods and to those of peer companies, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current financial performance.
In the financial tables below, the Company provides a reconciliation of the most comparable GAAP financial measure to the historical non-GAAP financial measures used in this investor supplement.

Fastly Q3 2026 Earnings Investor Supplement (11/4/2026)                    Page 5

Condensed Consolidated Statements of Operations – Quarterly
(unaudited, in thousands, except per share data)

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Revenue	$140,579	$144,474	$148,709	$158,223	$172,612	$173,021	$183,317	$190,193
Cost of revenue(1)	65,516	67,676	67,593	65,894	66,652	64,840	67,366	69,783
Gross profit	75,063	76,798	81,116	92,329	105,960	108,181	115,951	120,410
Operating expenses:
Research and development(1)	32,742	37,429	42,221	41,421	41,591	41,972	42,071	42,766
Sales and marketing(1)	50,050	49,313	51,100	49,998	51,023	55,114	56,735	56,631
General and administrative(1)	26,154	28,235	24,323	29,698	28,436	34,990	31,578	31,272
Impairment expense	448	—	415	—	—	—	—	1,013
Total operating expenses	109,394	114,977	118,059	121,117	121,050	132,076	130,384	131,682
Loss from operations	(34,331)	(38,179)	(36,943)	(28,788)	(15,090)	(23,895)	(14,433)	(11,272)
Net gain on extinguishment of debt	1,365	—	—	—	941	—	—	—
Interest income	3,267	2,975	3,084	3,080	3,151	2,927	2,842	2,822
Interest expense	(1,231)	(3,173)	(3,164)	(3,161)	(3,201)	(3,306)	(3,348)	(3,315)
Other (expense) income, net	(815)	(80)	39	(55)	(625)	(380)	(400)	43
Loss before income taxes	(31,745)	(38,457)	(36,984)	(28,924)	(14,824)	(24,654)	(15,339)	(11,722)
Income tax expense (benefit)	1,141	691	557	559	681	(4,130)	252	(467)
Net loss	$(32,886)	$(39,148)	$(37,541)	$(29,483)	$(15,505)	$(20,524)	$(15,591)	$(11,255)
Net loss per share attributable to common stockholders, basic and diluted	$(0.23)	$(0.27)	$(0.26)	$(0.20)	$(0.10)	$(0.13)	$(0.10)	$(0.07)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	141,085	143,284	145,780	148,129	150,324	153,579	157,596	159,989

__________
(1)Includes stock-based compensation expense as follows:

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Cost of revenue	$1,910	$1,939	$2,573	$2,861	$2,764	$2,536	$2,757	$2,788
Research and development	7,922	8,893	11,755	11,915	11,890	10,030	11,902	11,143
Sales and marketing	7,047	6,693	8,176	8,754	9,348	9,353	10,344	10,422
General and administrative	8,066	8,057	3,831	9,599	8,275	13,062	10,169	10,561
Total	$24,945	$25,582	$26,335	$33,129	$32,277	$34,981	$35,172	$34,914

Fastly Q3 2026 Earnings Investor Supplement (11/4/2026)                    Page 6

Reconciliation of GAAP to Non-GAAP Financial Measures – Quarterly
(unaudited, in thousands, except per share data)

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Gross profit
GAAP gross profit	$75,063	$76,798	$81,116	$92,329	$105,960	$108,181	$115,951	$120,410
Stock-based compensation expense and related employer payroll taxes(1)	1,910	1,939	2,573	2,861	2,764	2,748	3,026	3,010
Amortization of capitalized stock-based compensation - cost of revenue	1,371	1,641	1,581	1,664	1,662	1,688	1,694	1,800
Amortization of acquired intangible assets	2,475	2,475	2,475	2,475	—	—	—	—
Non-GAAP gross profit	$80,819	$82,853	$87,745	$99,329	$110,386	$112,617	$120,671	$125,220
GAAP gross margin	53.4%	53.2%	54.5%	58.4%	61.4%	62.5%	63.3%	63.3%
Non-GAAP gross margin	57.5%	57.3%	59.0%	62.8%	64.0%	65.1%	65.8%	65.8%
Research and development
GAAP research and development	$32,742	$37,429	$42,221	$41,421	$41,591	$41,972	$42,071	$42,766
Stock-based compensation expense and related employer payroll taxes(1)	(7,922)	(8,893)	(11,755)	(11,915)	(11,890)	(11,388)	(12,967)	(12,067)
Executive transition costs	—	—	—	(326)	(221)	—	—	—
Non-GAAP research and development	$24,820	$28,536	$30,466	$29,180	$29,480	$30,584	$29,104	$30,699
Sales and marketing
GAAP sales and marketing	$50,050	$49,313	$51,100	$49,998	$51,023	$55,114	$56,735	$56,631
Stock-based compensation expense and related employer payroll taxes(1)	(7,047)	(6,693)	(8,176)	(8,754)	(9,348)	(10,140)	(10,869)	(11,030)
Amortization of acquired intangible assets	(2,299)	(2,301)	(2,279)	(2,159)	(2,159)	(2,159)	(2,160)	(2,159)
Executive transition costs	—	—	—	—	—	(262)	—	—
Non-GAAP sales and marketing	$40,704	$40,319	$40,645	$39,085	$39,516	$42,553	$43,706	$43,442
General and administrative
GAAP general and administrative	$26,154	$28,235	$24,323	$29,698	$28,436	$34,990	$31,578	$31,272
Stock-based compensation expense and related employer payroll taxes(1)	(8,066)	(8,057)	(3,831)	(9,599)	(8,275)	(13,592)	(10,710)	(11,164)
Executive transition costs	—	(335)	—	(643)	—	(1,061)	—	—
Gain on modification of lease	—	—	736	—	—	—	—	—
Shareholder litigation related expenses(2)	—	—	—	—	—	—	—	(222)
Non-GAAP general and administrative	$18,088	$19,843	$21,228	$19,456	$20,161	$20,337	$20,868	$19,886
(Loss) income from operations
GAAP loss from operations	$(34,331)	$(38,179)	$(36,943)	$(28,788)	$(15,090)	$(23,895)	$(14,433)	$(11,272)
Stock-based compensation expense and related employer payroll taxes(1)	24,945	25,582	26,335	33,129	32,277	37,868	37,572	37,271
Amortization of capitalized stock-based compensation - cost of revenue	1,371	1,641	1,581	1,664	1,662	1,688	1,694	1,800
Executive transition costs	—	335	—	969	221	1,323	—	—
Gain on modification of lease	—	—	(736)	—	—	—	—	—
Shareholder litigation related expenses(2)	—	—	—	—	—	—	—	222
Amortization of acquired intangible assets	4,774	4,776	4,754	4,634	2,159	2,159	2,160	2,159
Impairment expense	448	—	415	—	—	—	—	1,013
Non-GAAP (loss) income from operations	$(2,793)	$(5,845)	$(4,594)	$11,608	$21,229	$19,143	$26,993	$31,193
Net income (loss)
GAAP net loss	$(32,886)	$(39,148)	$(37,541)	$(29,483)	$(15,505)	$(20,524)	$(15,591)	$(11,255)
Stock-based compensation expense and related employer payroll taxes(1)	24,945	25,582	26,335	33,129	32,277	37,868	37,572	37,271
Amortization of capitalized stock-based compensation - cost of revenue	1,371	1,641	1,581	1,664	1,662	1,688	1,694	1,800
Executive transition costs	—	335	—	969	221	1,323	—	—
Gain on modification of lease	—	—	(736)	—	—	—	—	—
Shareholder litigation related expenses(2)	—	—	—	—	—	—	—	222
Amortization of acquired intangible assets	4,774	4,776	4,754	4,634	2,159	2,159	2,160	2,159
Net gain on extinguishment of debt	(1,365)	—	—	—	(941)	—	—	—
Impairment expense	448	—	415	—	—	—	—	1,013
Amortization of debt discount and issuance costs	318	217	217	216	257	401	366	372
Non-GAAP net (loss) income	$(2,395)	$(6,597)	$(4,975)	$11,129	$20,130	$22,915	$26,201	$31,582
GAAP net loss per common share — basic and diluted	$(0.23)	$(0.27)	$(0.26)	$(0.20)	$(0.10)	$(0.13)	$(0.10)	$(0.07)
Non-GAAP net (loss) income per common share — basic	$(0.02)	$(0.05)	$(0.03)	$0.08	$0.13	$0.15	$0.17	$0.20
Non-GAAP net (loss) income per common share — diluted	$(0.02)	$(0.05)	$(0.03)	$0.07	$0.12	$0.13	$0.15	$0.17
Weighted average basic common shares	141,085	143,284	145,780	148,129	150,324	153,579	157,596	159,989
Weighted average diluted common shares	141,085	143,284	145,780	161,229	164,074	176,494	180,304	181,886
Fastly Q3 2026 Earnings Investor Supplement (11/4/2026)                    Page 7

(1)Similar to stock-based compensation, we believe it is also appropriate to exclude employer payroll taxes related to stock-based compensation from our non-GAAP financial measures in order to reflect the performance of our core business and to be consistent with the way many investors evaluate our performance and compare our operating results to peer companies. In order to continue to improve the usefulness of our non-GAAP financial measures to the investors, starting with the quarter ended March 31, 2026, we are excluding stock-based compensation related employer payroll taxes from our non-GAAP financial measures. We did not recast the presentation for all prior periods presented due to the immaterial amount of such payroll taxes. Refer to Non-GAAP Financial Measures definition for further details.
(2) Shareholder litigation related expenses: consists of legal costs incurred in connection with a shareholder litigation matter that is outside the ordinary course of business. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net (loss) income performance and its adjusted EBITDA because it is not believed by management to be reflective of our core business, ongoing operating results, or future outlook.

Reconciliation of GAAP to Non-GAAP Financial Measures – Quarterly (Continued)
(unaudited, in thousands, except per share data)

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Reconciliation of GAAP to Non-GAAP diluted shares:
GAAP diluted shares	141,085	143,284	145,780	148,129	150,324	153,579	157,596	159,989
Other dilutive equity awards	—	—	—	13,100	13,750	22,915	22,708	21,897
Non-GAAP diluted shares	141,085	143,284	145,780	161,229	164,074	176,494	180,304	181,886
Non-GAAP diluted net income (loss) per share	$(0.02)	$(0.05)	$(0.03)	$0.07	$0.12	$0.13	$0.15	$0.17

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Adjusted EBITDA
GAAP net loss	$(32,886)	$(39,148)	$(37,541)	$(29,483)	$(15,505)	$(20,524)	$(15,591)	$(11,255)
Stock-based compensation expense and related employer payroll taxes(1)	24,945	25,582	26,335	33,129	32,277	37,868	37,572	37,271
Amortization of capitalized stock-based compensation - cost of revenue	1,371	1,641	1,581	1,664	1,662	1,688	1,694	1,800
Gain on modification of lease	—	—	(736)	—	—	—	—	—
Depreciation and other amortization	13,911	13,650	13,505	14,101	13,725	10,320	11,129	12,346
Amortization of acquired intangible assets	4,774	4,776	4,754	4,634	2,159	2,159	2,160	2,159
Amortization of debt discount and issuance costs	318	217	217	216	257	401	366	372
Net gain on extinguishment of debt	(1,365)	—	—	—	(941)	—	—	—
Impairment expense	448	—	415	—	—	—	—	1,013
Executive transition costs	—	335	—	969	221	1,323	—	—
Shareholder litigation related expenses(2)	—	—	—	—	—	—	—	222
Interest income	(3,267)	(2,975)	(3,084)	(3,080)	(3,151)	(2,927)	(2,842)	(2,822)
Interest expense	913	2,956	2,947	2,945	2,944	2,905	2,982	2,943
Other expense (income), net	815	80	(39)	55	625	380	400	(43)
Income tax expense (benefit)	1,141	691	557	559	681	(4,130)	252	(467)
Adjusted EBITDA	$11,118	$7,805	$8,911	$25,709	$34,954	$29,463	$38,122	$43,539
(1)Similar to stock-based compensation, we believe it is also appropriate to exclude employer payroll taxes related to stock-based compensation from our non-GAAP financial measures in order to reflect the performance of our core business and to be consistent with the way many investors evaluate our performance and compare our operating results to peer companies. In order to continue to improve the usefulness of our non-GAAP financial measures to the investors, starting with the quarter ended March 31, 2026, we are excluding stock-based compensation related employer payroll taxes from our non-GAAP financial measures. We did not recast the presentation for all prior periods presented due to the immaterial amount of such payroll taxes. Refer to Non-GAAP Financial Measures definition for further details.
(2)Shareholder litigation related expenses: consists of legal costs incurred in connection with a shareholder litigation matter that is outside the ordinary course of business. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net (loss) income performance and its adjusted EBITDA because it is not believed by management to be reflective of our core business, ongoing operating results, or future outlook.
Fastly Q3 2026 Earnings Investor Supplement (11/4/2026)                    Page 8

Condensed Consolidated Balance Sheets – Quarterly
(unaudited, in thousands)

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Assets
Current assets:
Cash and cash equivalents	$286,175	$125,484	$82,487	$113,131	$180,563	$146,670	$89,798	$113,506
Marketable securities	9,707	181,808	238,721	229,780	181,196	183,819	247,700	251,712
Accounts receivable, net of allowance for credit losses	115,988	119,035	117,318	109,184	118,029	130,037	114,216	115,352
Prepaid expenses and other current assets	28,325	26,243	26,137	27,689	26,921	29,560	27,333	27,211
Total current assets	440,195	452,570	464,663	479,784	506,709	490,086	479,047	507,781
Property and equipment, net	179,097	177,876	181,770	182,896	186,785	215,911	220,354	223,358
Operating lease right-of-use assets, net	50,433	48,802	54,001	53,050	52,067	57,697	58,213	70,219
Goodwill	670,356	670,356	670,356	670,356	670,356	670,356	670,356	670,356
Intangible assets, net	42,876	37,976	32,814	28,055	25,771	23,494	21,232	19,893
Other assets	68,402	61,665	59,573	56,461	57,789	55,984	54,441	52,381
Total assets	$1,451,359	$1,449,245	$1,463,177	$1,470,602	$1,499,477	$1,513,528	$1,503,643	$1,543,988
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$6,044	$9,802	$13,344	$10,829	$17,612	$39,006	$20,124	$17,314
Accrued expenses	41,622	37,165	45,282	60,421	70,669	45,523	52,937	62,880
Long-term debt, current	—	187,871	188,051	188,232	38,557	—	—	—
Finance lease liabilities, current	2,328	617	80	—	—	—	—	—
Operating lease liabilities, current	25,155	26,988	23,673	23,676	24,427	28,107	30,100	37,862
Deferred revenue	—	—	—	—	35,234	39,560	34,266	33,313
Other current liabilities	29,307	38,442	42,373	45,757	7,499	11,244	5,096	14,290
Total current liabilities	104,456	300,885	312,803	328,915	193,998	163,440	142,523	165,659
Long-term debt, net	337,614	149,874	149,883	149,893	323,282	323,620	323,958	324,297
Operating lease liabilities, non-current	39,561	36,615	48,577	47,106	43,921	46,019	44,234	48,380
Other long-term liabilities	4,478	4,848	9,267	7,723	8,698	3,303	2,111	2,079
Total liabilities	486,109	492,222	520,530	533,637	569,899	536,382	512,826	540,415
Stockholders’ equity:
Common stock	3	3	3	3	3	3	3	3
Additional paid-in capital	1,958,157	1,989,108	2,012,312	2,035,956	2,044,103	2,112,577	2,141,909	2,166,056
Accumulated other comprehensive loss	(100)	(130)	(169)	(12)	(41)	(423)	(493)	(629)
Accumulated deficit	(992,810)	(1,031,958)	(1,069,499)	(1,098,982)	(1,114,487)	(1,135,011)	(1,150,602)	(1,161,857)
Total stockholders’ equity	965,250	957,023	942,647	936,965	929,578	977,146	990,817	1,003,573
Total liabilities and stockholders’ equity	$1,451,359	$1,449,245	$1,463,177	$1,470,602	$1,499,477	$1,513,528	$1,503,643	$1,543,988

Fastly Q3 2026 Earnings Investor Supplement (11/4/2026)                    Page 9

Condensed Consolidated Statements of Cash Flows – Quarterly
(unaudited, in thousands)

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Cash flows from operating activities:
Net loss	$(32,886)	$(39,148)	$(37,541)	$(29,483)	$(15,505)	$(20,524)	$(15,591)	$(11,255)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation expense	13,786	15,167	14,962	15,639	15,263	11,892	12,720	14,019
Amortization of intangible assets	4,900	4,900	4,878	4,759	2,284	2,277	2,262	2,286
Non-cash lease expense	5,655	5,655	5,694	5,476	5,620	6,198	6,887	8,454
Amortization of debt discount and issuance costs	316	217	217	216	256	401	366	372
Amortization of deferred contract costs	4,746	4,850	4,847	4,869	4,803	4,758	4,733	4,761
Stock-based compensation	24,945	25,582	26,335	33,129	32,277	34,981	35,172	34,914
Deferred income taxes	893	422	327	289	395	(4,330)	(23)	(395)
Provision for credit losses	1,434	946	1,048	1,236	951	1,518	1,014	707
Loss (gain) on disposals of property and equipment	96	—	(43)	—	229	276	(9)	134
Accretion of discounts and amortization of premiums, net	(507)	(626)	(1,356)	(1,305)	(1,416)	(798)	(1,019)	(1,106)
Impairment expense	448	—	415	—	—	—	—	1,013
Net gain on extinguishment of debt	(1,365)	—	—	—	(941)	—	—	—
Non-cash interest expense	840	2,906	969	2,906	969	2,906	969	2,906
Other adjustments	(897)	376	(84)	(189)	446	(218)	(57)	(17)
Changes in operating assets and liabilities:
Accounts receivable, net	(622)	(3,993)	669	6,898	(9,796)	(13,526)	14,807	(1,843)
Prepaid expenses and other current assets	(207)	2,216	121	(1,526)	768	(2,639)	2,227	122
Other assets	(4,140)	(2,095)	(6,076)	(4,820)	(6,554)	1,350	(3,195)	(2,187)
Accounts payable	(3,903)	2,575	3,446	(2,741)	1,209	6,812	1,497	(3,503)
Accrued expenses	1,220	(3,383)	1,577	1,339	20	3,523	(2,651)	(5,207)
Operating lease liabilities	(7,200)	(5,556)	(2,332)	(5,774)	(7,045)	(5,809)	(7,114)	(8,400)
Other liabilities	(2,332)	6,277	7,725	(1,994)	(1,799)	(182)	(13,661)	4,206
Net cash provided by operating activities	5,220	17,288	25,798	28,924	22,434	28,866	39,334	39,981
Cash flows from investing activities:
Purchases of marketable securities	—	(179,486)	(93,440)	(79,136)	(37,775)	(179,340)	(87,262)	(53,001)
Sales of marketable securities	—	—	—	18,128	7,808	—	—	—
Maturities of marketable securities	81,480	7,969	37,836	71,417	79,954	177,143	24,329	49,951
Purchases of property and equipment	(4,969)	(2,605)	(9,852)	(6,046)	(10,191)	(21,021)	(31,623)	(10,964)
Purchase of intangible assets	—	—	—	—	—	—	—	(947)
Proceeds from sale of property and equipment	—	—	44	—	—	—	10	—
Capitalized internal-use software	(5,602)	(4,763)	(4,542)	(4,707)	(3,645)	(3,736)	(4,148)	(3,845)
Net cash provided by (used in) investing activities	70,909	(178,885)	(69,954)	(344)	36,151	(26,954)	(98,694)	(18,806)
Cash flows from financing activities:
Repayment of convertible senior notes	—	—	—	—	—	(38,593)	—	—
Proceeds from issuance of convertible notes	—	—	—	—	180,000	—	—	—
Payments of other debt issuance costs	(5,729)	—	—	—	(5,924)	(502)	—	(152)
Cash paid for debt extinguishment	—	—	—	—	(148,875)	—	—	—
Payments for purchase of capped calls	—	—	—	—	(18,162)	—	—	—
Repayments of finance lease liabilities	(2,554)	(1,711)	(537)	(80)	—	—	—	—
Proceeds from exercise of vested stock options	805	408	279	71	286	1,043	92	179
Proceeds from employee stock purchase plan	161	2,131	1,240	2,106	1,529	2,279	2,397	2,488
Net cash (used in) provided by financing activities	(7,317)	828	982	2,097	8,854	(35,773)	2,489	2,515
Effects of exchange rate changes on cash and cash equivalents	(151)	78	177	(33)	(7)	(32)	(1)	18
Net increase (decrease) in cash and cash equivalents	68,661	(160,691)	(42,997)	30,644	67,432	(33,893)	(56,872)	23,708
Cash and cash equivalents at beginning of period	217,514	286,175	125,484	82,487	113,131	180,563	146,670	89,798
Cash and cash equivalents at end of period	$286,175	$125,484	$82,487	$113,131	$180,563	$146,670	$89,798	$113,506

Fastly Q3 2026 Earnings Investor Supplement (11/4/2026)                    Page 10

Free Cash Flow
(unaudited, in thousands)

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Net cash provided by operating activities	$5,220	$17,288	$25,798	$28,924	$22,434	$28,866	$39,334	$39,981
Capital expenditures(1):
Purchases of property and equipment	(4,969)	(2,605)	(9,852)	(6,046)	(10,191)	(21,021)	(31,623)	(10,964)
Proceeds from sale of property and equipment	—	—	44	—	—	—	10	—
Capitalized internal-use software	(5,602)	(4,763)	(4,542)	(4,707)	(3,645)	(3,736)	(4,148)	(3,845)
Repayments of finance lease liabilities	(2,554)	(1,711)	(537)	(80)	—	—	—	—
Free Cash Flow	$(7,905)	$8,209	$10,911	$18,091	$8,598	$4,109	$3,573	$25,172

__________
(1)Capital expenditures are defined as cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.

Fastly Q3 2026 Earnings Investor Supplement (11/4/2026)                    Page 11